UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2015

Carbylan Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3181 Porter Drive, Palo Alto, California		94304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 855-6777

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 11, 2015, Carbylan Therapeutics, Inc. (“Carbylan”) issued a press release announcing financial results for the second quarter ended June 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of Carbylan made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general information language in the filing unless specifically stated so therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Carbylan Therapeutics, Inc. dated as of August 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2015	Carbylan Therapeutics, Inc.

	By:	/s/ David M. Renzi
David M. Renzi
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Carbylan Therapeutics, Inc. dated as of August 11, 2015.